Income Taxes	12 Months Ended
Dec. 31, 2015
Income Tax Disclosure [Abstract]
Income Taxes
Income Taxes
The provision (benefit) for income taxes on income (loss) consisted of the following:

	Twelve Months Ended December 31,
(in millions)	2015	2014	2013
Federal
Current	$3.8	$(0.1)	$0.1
Deferred	(8.2)	(15.9)	(15.5)
State
Current	(0.3)	0.4	—
Deferred	(5.5)	0.1	(0.3)
Foreign
Current	25.1	23.1	18.4
Deferred	(3.6)	(5.0)	(0.4)
Total provision for income taxes	$11.3	$2.6	$2.3

The components of income (loss) before income taxes consisted of the following:

	Twelve Months Ended December 31,
(in millions)	2015	2014	2013
Domestic	$(30.5)	$(54.1)	$(72.9)
Foreign	57.1	52.3	47.0
Income (loss) before income taxes	$26.6	$(1.8)	$(25.9)

The effective income tax rate reconciliation consisted of the following:

	Twelve Months Ended December 31,
(in millions)	2015		2014		2013
Income taxes at 35% statutory rate	$9.3	35.0%	$(0.6)	35.0%	$(9.1)	35.0%
Increase (decrease) resulting from:
State taxes	(5.8)	(21.8)%	0.4	(23.9)%	(0.1)	0.4%
Foreign rate differential	(2.6)	(9.9)%	(1.8)	98.7%	(0.9)	3.5%
Current year tax impact of unremitted foreign earnings	11.1	41.8%	5.6	(308.4)%	15.1	(58.0)%
Impact of foreign dividends	0.1	0.2%	—	(1.6)%	(1.7)	6.4%
Other	(0.8)	(2.9)%	(1.0)	56.0%	(1.0)	3.9%
Total	$11.3	42.4%	$2.6	(144.2)%	$2.3	(8.8)%

For 2015, we reported income before income taxes and a 42.4% effective tax rate, which is higher than the 35.0% U.S. federal statutory rate due primarily to tax on our foreign earnings that are not considered permanently reinvested outside the United States, partially offset by a favorable foreign tax rate differential and a credit to deferred state tax expense for changes in state tax rates.

For 2014 and 2013, we reported a loss before income taxes with income tax expense, resulting in a negative effective tax rate for both periods. This rate was lower than the 35.0% U.S. federal statutory rate due primarily to tax on our foreign earnings that are not considered permanently reinvested outside the United States.

Subpart F of the U.S. Internal Revenue Code requires U.S. corporate shareholders to recognize current U.S. taxable income from passive income, including earnings of certain foreign subsidiaries, regardless of whether that income is remitted to the United States. The look-through rule of Subpart F grants an exception for any passive income of certain foreign subsidiaries that is attributable to an active business. When the look-through exception is not in effect, we are required to accrue a tax liability for those foreign earnings as if those earnings were distributed to the United States. On January 2, 2013 the look-through rule exception for 2012 was retroactively reinstated to January 1, 2012. As a result, we recorded an adjustment in 2013 to account for the reinstatement of the look-through rule retroactive to the prior year. For 2015 and 2014, the look-through rule exception was in effect.

No provision has been made for U.S. income taxes or foreign withholding taxes on $118.4 million of unremitted earnings from certain foreign subsidiaries that we assert are permanently reinvested in operations outside the United States. Remitting these earnings to the United States would result in additional tax expense that could be as high as approximately $42 million, assuming we cannot use any of the related foreign tax credits. As of December 31, 2015, we have made a provision for U.S. income taxes or foreign withholding taxes of $43.2 million on $123.5 million of unremitted earnings from certain other foreign subsidiaries, as those earnings are not permanently reinvested outside the United States.

Components of net deferred income tax consisted of the following:

(in millions)	December 31, 2015	December 31, 2014
Deferred income tax assets:
Compensation	$13.7	$9.8
Employee benefits	5.8	7.8
Legal reserves and settlements	5.1	5.3
Hedge investments	0.2	0.7
Financing related costs	4.1	3.6
Loss and credit carryforwards	96.2	110.7
Other	7.8	8.6
Gross deferred income tax assets	132.9	146.5
Valuation allowance	(46.7)	(42.1)
Total deferred income tax assets, net	$86.2	$104.4
Deferred income tax liabilities:
Depreciation and amortization	$(606.2)	$(663.3)
Investments in affiliated companies	(14.9)	(15.0)
Taxes on undistributed foreign earnings	(49.8)	(50.4)
Other	(3.7)	(1.3)
Total deferred income tax liability	(674.6)	(730.0)
Net deferred income tax liability	$(588.4)	$(625.6)

Deferred tax assets and liabilities result from temporary differences between tax and accounting policies. If certain deferred tax assets are not likely to be recovered in future years, a valuation allowance is recorded. During 2015, our valuation allowance increased $4.6 million primarily due to the current year foreign tax credit carryforward. As of December 31, 2015 and 2014, a valuation allowance of $46.7 million and $42.1 million, respectively, was recorded against the deferred tax assets generated by capital loss, foreign loss and foreign tax credit carryforwards. Our capital loss carryforwards will expire over the next five years, our U.S. net operating loss carryforward will expire in twenty years, and our foreign loss and foreign tax credit carryforwards will expire over the next ten years.
The total amount of unrecognized tax benefits as of December 31, 2015 and 2014, was $1.9 million and $1.9 million, respectively. These same amounts would affect the effective tax rate, if recognized.
The total amount of unrecognized tax benefits consisted of the following:

(in millions)	December 31, 2015	December 31, 2014
Balance as of beginning of period	$1.9	$4.6
Increase in tax positions of prior years	0.1	—
Decrease in tax positions due to settlement and lapse of statute	(0.1)	(2.7)
Balance as of end of period	$1.9	$1.9

We classify interest on unrecognized tax benefits as interest expense and tax penalties as other income or expense in the consolidated statements of income. We classify any interest or penalties related to unrecognized tax benefits as other liabilities in the consolidated balance sheets. Interest expense related to taxes was insignificant for the years ended December 31, 2015, 2014 and 2013. As of December 31, 2015 and 2014, accrued interest payable for taxes was $0.1 million and $0.9 million, respectively. There was no significant expense recognized for tax penalties for the years ended December 31, 2015, 2014 or 2013, and no significant liability recorded for tax penalties as of December 31, 2015 or 2014.
We are regularly audited by federal, state, local and foreign taxing authorities. Given the uncertainties inherent in the audit process, it is reasonably possible that certain audits could result in a significant increase or decrease in the total amount of unrecognized tax benefits. An estimate of the range of the increase or decrease in unrecognized tax benefits due to audit results cannot be made at this time. As of December 31, 2015, we successfully resolved our 2009 through 2011 IRS Audit with an insignificant fourth quarter 2015 adjustment to the tax liability for those years. Tax years 2006 and forward remained open for examination in some state and foreign jurisdictions, and tax years 2012 and forward remained open for U.S. federal purposes.